UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 3, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

            Nevada                      0-25455                    201777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                          5050 QUORUM DRIVE
                              SUITE 700
                           DALLAS, TEXAS                          75254
              ________________________________________          __________
              (Address of principal executive offices)          (Zip Code)


                                 (214) 722-6490
               __________________________________________________
               Registrant's telephone number, including area code

                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   ___________



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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on June 2, 2009, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company"), pursuant to unanimous vote at a special meeting of the Board, authorized the execution of a letter agreement dated May 28, 2009 (the "Option Agreement") with Bonanza Resources (Texas) Inc., the wholly owned subsidiary of Bonanza Resources Corporation ("Bonanza Resources"), to purchase a certain percentage of Bonanza Resources' eighty-five percent (85%) leasehold interest in and to certain leases located in Beaver County, State of Oklahoma (the "Bonanza Resources Interest"). In accordance with the terms and provisions of the Option Agreement: (i) the Company has agreed to make a non-refundable payment to Bonanza Resources of $150,000 within sixty (60) days from the date of this Option Agreement; and (ii) Bonanza Resources has agreed to grant to the Company an option having an exercise period of one year (the "Option Period") to purchase a sixty percent (60%) partial interest (the "Partial Interest") in the Bonanza Resources Interest. In the event the Company does not pay the $150,000 to Bonanza Resources within sixty days from the date of the Option Agreement, the Option Agreement will terminate.

The Bonanza Resources Interest is held by Bonanza Resources pursuant toi that certain letter agreement between Bonanza Resources, Ryan Petroleum LLC and Radian Energy L.C. dated February 25, 2009 (the "Original Agreement"). Therefore, in the event the Company pays the $150,000 to Bonanza Resources within the sixty day period from the date of the Option Agreement, and in accordance with the further terms and provisions of the Option Agreement: (i) the Company shall assume that amount of Bonanza Resources' right, title and interest and obligations under the Original Agreement as is proportionate to the Partial Interest; and (ii) the Company must incur $2,400,000 in exploration and drilling expenditures (the "Exploration Expenditures") during the Option Period. In the event that the Company does not exercise the Option Agreement, Bonanza shall retain the $150,000 as liquidated damages for the Company's failure to incur the Exploration Expenditures.

In the event the Company incurs the Exploration Expenditures and exercises the Option Agreement, a definitive agreement shall be executed by both parties with respect to the Parial Interest.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Letter Agreement dated May 28, 2009 between Morgan Creek Energy Corp. and Bonanza Resources (Texas) Inc.

99.1 Press Release dated June 3, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN CREEK ENERGY CORP.

DATE: June 5, 2009

                                   /s/ PETER WILSON
                                   ________________________________________
                                   Name: Peter Wilson
                                   Title: President/Chief Executive Officer

                                              __________